UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2008

JPMORGAN CHASE & CO.
(Exact Name of Registrant
as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of
Incorporation)

333-130051 (Commission File Number)	13-2624428 (IRS Employer Identification No.)

270 Park Avenue, New York, NY (Address of Principal Executive Offices)	10017 (Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Entry Into First Supplemental Indenture

        On April 9, 2008, JPMorgan Chase & Co. and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), entered into a First Supplemental Indenture, which supplements the Indenture, dated as of May 25, 2001, among JPMorgan Chase & Co., as issuer, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as trustee (the “Base Indenture”). The First Supplemental Indenture provides that, upon the terms and subject to the conditions set forth in the First Supplemental Indenture and the Base Indenture, the holders of certain notes will have a right to demand repurchase of their notes. The First Supplemental Indenture is filed as Exhibit 4.1 hereto, and is incorporated into this report and into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the “Registrant”) by reference.

Item 9.01. Financial Statements and Exhibits

        (d) Exhibits

        The following Exhibit is incorporated by reference into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the “Registrant”) as an exhibit thereto and is filed as part of this Current Report.

Exhibit Number	Description
4.1	First Supplemental Indenture, dated as of April 9, 2008, to the Indenture, dated as of May 25, 2001, among JPMorgan Chase & Co., as issuer, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as trustee.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ Anthony J. Horan Name: Anthony J. Horan Title: Corporate Secretary

Dated: May 7, 2008

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EXHIBIT INDEX

Exhibit Number	Description
4.1	First Supplemental Indenture, dated as of April 9, 2008, to the Indenture, dated as of May 25, 2001, among JPMorgan Chase & Co., as issuer, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as trustee.

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